UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 07, 2026

Runway Growth Finance Corp.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01180	47-5049745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 N. Michigan Ave. Suite 4200
Chicago, Illinois		60601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 698-6902

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RWAY	Nasdaq Global Select Market
7.50% Notes due 2027	RWAYL	Nasdaq Global Select Market
7.25% Notes due 2031	RWAYI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 6, 2026, Runway Growth Finance Corp., a Maryland corporation (the “Company”), completed its previously announced acquisition of SWK Holdings Corporation, a Delaware corporation (“SWK”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 9, 2025, by and among the Company, SWK, RWAY Portfolio Holding Corp. a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Intermediary Sub”), RWAY Portfolio Corp., a Delaware corporation and a wholly-owned subsidiary of Intermediary Sub (“Acquisition Sub”) and Runway Growth Capital LLC, a Delaware limited liability company (the “Adviser”). Pursuant to the Merger Agreement, SWK first merged with and into Acquisition Sub, with Acquisition Sub as the surviving company (the “First Merger”). Following the effectiveness of the First Merger, Acquisition Sub merged with and into Intermediary Sub, with Intermediary Sub as the surviving company (the “Second Merger”). Following the effectiveness of the Second Merger, Intermediary Sub merged with and into the Company, with the Company as the surviving company (the “Third Merger” and, together with the First Merger and the Second Merger, the “Mergers”).

In accordance with the terms of the Merger Agreement, at the effective time of the First Merger, each outstanding share of common stock, par value $0.001 per share, of SWK (“SWK Common Stock”) was converted into the right to receive (i) either (A) 1.7264 shares of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) or (B) $20.59 in cash (based on the election of the holder thereof in accordance with the terms of the Merger Agreement (and subject to the proration as provided therein)) plus (ii) $0.74 in cash, which represents a pro rata share of the guaranteed cash payment paid by the Adviser. As a result, the Company issued an aggregate of approximately 6,330,640 shares of its common stock to SWK’s former stockholders. No fractional shares were issued in the First Merger and the value of any fractional shares of Company Common Stock that a former holder of SWK Common Stock would otherwise be entitled to receive will be paid in cash.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed by the Company as Exhibit 2.1 to its Current Report on Form 8-K, filed on October 10, 2025.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Third Supplemental Indenture for the 2027 Notes

On April 6, 2026, the Company entered into a third supplemental indenture (the “Third Supplemental Indenture”) by and between the Company and Wilmington Trust, National Association (the “Trustee”), effective as of the closing of the Merger. The Third Supplemental Indenture relates to the Company’s assumption of $30,000,000 million in aggregate principal amount of SWK’s 9.00% Senior Notes due 2027 (the “2027 Notes”).

Pursuant to the Third Supplemental Indenture, the Company expressly assumed the obligations of SWK for the due and punctual payment of the principal of, and premium, if any, and interest on all the 2027 Notes, and the due and punctual performance and observance of all of the covenants and conditions of the indenture, dated October 3, 2023 (the “Base Indenture”), by and between SWK and the Trustee, as amended by the First Supplemental Indenture, dated as of October 3, 2023 and the Second Supplemental Indenture, dated as of April 6, 2026.

The foregoing description of the 2027 Notes and the Third Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, relating to the Company’s assumption of the 2027 Notes, copies of which, including the form of 9.00% Senior Notes due 2027 related thereto, are attached or incorporated by reference as Exhibits 4.1 through 4.5 to this Current Report on Form 8-K, respectively, and are incorporated into this Current Report on Form 8-K by reference.

Item 7.01 Regulation FD Disclosure.

On April 7, 2026, the Company issued a press release announcing the completion of the Mergers, an update on the Advisor's investment team and the Company's portfolio activity for the quarter ended March 31, 2026. A copy of the press release is furnished herewith as Exhibit 99.1.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being “furnished” and is not deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Fund Acquired

The information required by Item 9.01(a) of Form 8-K, including the financial statements required pursuant to Rule 6-11 of Regulation S-X was previously included in or incorporated by reference in the Company’s Joint Proxy Statement/Prospectus, dated March 3, 2026 and Supplement No. 1, dated March 24, 2026, to the Company’s Joint Proxy Statement/Prospectus, and, pursuant to General Instruction B.3 of Form 8-K, is not included herein.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated financial information of the Company and of SWK for the year ended December 31, 2025 was previously included in Supplement No. 1, dated March 24, 2026, to the Company’s Joint Proxy Statement/Prospectus, dated March 3, 2026, and, pursuant to General Instruction B.3 of Form 8-K, is not included herein.

(d) Exhibits.

Exhibit Number	Exhibit
2.1

Agreement and Plan of Merger, by and among Runway Growth Finance Corp., RWAY Portfolio Holding Corp., RWAY Portfolio Corp., Runway Growth Capital LLC and SWK Holdings Corporation, dated as of October 9, 2025 (incorporated by reference to Exhibit 2.1 filed with Runway Growth Finance Corp.’s Current Report on Form 8-K (File No. 814-01180) on October 10, 2025).

4.1

Indenture, by and between SWK and Wilmington Trust, National Association, dated as of October 3, 2023 (incorporated by reference to Exhibit 4.1 filed with SWK Holdings Corporation’s Current Report on Form 8-K (File No. 001-39184) on October 3, 2023).

4.2

First Supplemental Indenture, by and between SWK Holdings Corporation and Wilmington Trust, National Association, dated as of October 3, 2023 (incorporated by reference to Exhibit 4.2 filed with SWK Holdings Corporation’s Current Report on Form 8-K (File No. 001-39184) on October 3, 2023).

4.3	Form of 9.00% Senior Notes due 2027 (included as Exhibit A to Exhibit 4.2 above).
4.4

Second Supplemental Indenture, by and between SWK Holdings Corporation and Wilmington Trust, National Association, dated as of April 6, 2026 (incorporated by reference to Exhibit 4.3 filed with SWK Holdings Corporation’s Current Report on Form 8-K (File No. 001-39184) on April 6, 2026).

4.5	Third Supplemental Indenture, by and between Runway Growth Finance Corp and Wilmington Trust, National Association, dated as of April 6, 2026 (filed herewith).
99.1	Press Release of Runway Growth Finance Corp., dated April 7, 2026 (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Runway Growth Finance Corp.

Date:	April 7, 2026	By:	/s/ Thomas B. Raterman
Name: Thomas B. Raterman Title: Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary